THRIVENT VARIABLE LIFE ACCOUNT I

THRIVENT VARIABLE INSURANCE ACCOUNT A

TLIC VARIABLE INSURANCE ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT I

THRIVENT VARIABLE ANNUITY ACCOUNT II

THRIVENT VARIABLE ANNUITY ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT B

TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to Prospectuses dated April 30, 2015

The prospectuses for the above Contracts are amended to reflect the removal of Mercator Asset Management, LP (“Mercator”) as a subadviser to the Thrivent Partner Worldwide Allocation Portfolio. As a result, all references in the prospectuses to Mercator are hereby deleted.

The date of this Supplement is March 7, 2016.

Please include this Supplement with your Prospectus.

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